UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)  January 17, 2008
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code  (651) 481-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     In a press release issued on July 11, 2007, Land O’Lakes, Inc. (the “Company”), announced that BMO Capital Markets had been retained to assist in a repositioning process regarding the sale Agriliance’s retail agronomy business (including The Agronomy Company of Canada, ProSource One and Agriliance’s retail locations in the southern United States). The release also noted that the parties were in exclusive negotiations with a group that included certain members of the Agriliance management team and financial backers. The Company announced today that discussions with the former management team have broken off. The Company further announced that it will continue to work with BMO Capital Markets to sell selected assets of Agriliance’s retail agronomy business.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: January 17, 2008	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer